                                  EXHIBIT 99.3

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The unaudited pro forma information set forth below for Calloway's gives effect to the Cornelius Acquisition as if it had been completed on October 1, 1997 for purposes of the statements of operations and June 30, 1999 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial information.

This pro forma condensed financial information should be read in conjunction with the historical financial statements of Calloway's and Cornelius. Historical financial statements for Calloway's can be found in the Company's Annual Report on Form 10-K filed December 22, 1998, and historical financial statements for Cornelius can be on found on Exhibits 99.1 and 99.2 of this Form 8-K filing.

The pro forma adjustments do not reflect any adjustments to sales, gross margins, or expenses for any future operating changes or improvements.

The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Cornelius Acquisition been consummated on the dates, or at the beginning of the periods, for which such transactions are given effect. The pro forma adjustments reflecting the consummation of the Cornelius Acquisition are based on the purchase method of accounting and upon the assumptions set forth in the notes hereto.

For purposes of the Calloway's consolidated financial statements, Calloway's will establish a new basis for the Cornelius assets based upon the fair values thereof and the purchase price, including the costs of the Cornelius Acquisition. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired based on their respective fair values has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the pro forma financial information are preliminary and have been made solely for the purpose of developing such pro forma financial information. The final purchase accounting adjustments may differ for the pro forma amounts reflected herein because of a variety of factors, including access to additional information and changes in value not currently identified.


  See notes to unaudited pro forma condensed consolidated financial information
                                        1

                            CALLOWAY'S NURSERY, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                  (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                     ASSETS

                                          Historical         Historical             Pro             Pro Forma
                                          Calloway's         Cornelius             Forma         Calloway's with
                                             (1)                (1)             Adjustments         Cornelius
                                          ----------         ----------         -----------      ---------------
Cash and cash equivalents                 $  4,211            $  1,548           $ (1,548) (2)       $  1,973
                                                                                   (2,000) (5)
                                                                                     (238) (6)

Property held for sale                         448                  --                  --                448
Accounts receivable                            124               2,611             (2,611) (2)            124
Inventories                                  3,122               7,951             (2,297) (4)          8,776
Deferred income taxes                           53                 111               (111) (2)             53
Prepaids and other assets                      109                 119               (119) (2)            109
                                          --------            --------           --------            --------
     Total current assets                    8,067              12,340             (8,924)             11,483
                                          --------            --------           --------            --------
Property and equipment, net                  8,009               3,767              3,519  (4)         15,295
Goodwill, net                                  984                  --                 --                 984
Deferred income taxes                          565                 706               (706) (2)            565
Other assets                                    45               1,450             (1,450) (2)             45
                                          --------            --------           --------            --------
     Total assets                         $ 17,670            $ 18,263           $ (7,561)           $ 28,372
                                          ========            ========           ========            ========

                                        LIABILITIES AND SHAREHOLDERS' EQUITY

Accounts payable                          $  2,974            $  3,120           $ (3,120) (2)       $  2,974
Accrued expenses                             1,676               2,079             (2,079) (2)          1,878
                                                                                      202  (6)

Accrued income taxes                            --                 540               (540) (2)             --

Current portion of long-term debt              306                  94                (94) (2)            518
                                                                                      212  (5)

                                          --------            --------           --------            --------
Total current liabilities                    4,956               5,833             (5,419) (2)          5,370
                                          --------            --------           --------             -------
Deferred rent payable                        1,108                  --                 --  (2)          1,108
Long-term debt, net of current                                                     (4,886) (2)
  portion                                    2,798               4,886              6,288  (5)          9,086
                                          --------            --------           --------            --------
     Total liabilities                       8,862              10,179             (4,017)             15,564
                                          --------            --------           --------            --------
Commitments and contingencies
Preferred stock with mandatory
   redemption provisions                        --                  --              4,000  (4)          4,000
Shareholders equity:
   Common stock                                 59               4,800             (4,800) (3)             59
   Additional paid-in capital                8,833                  99                (99) (3)          8,833
   Retained earnings                         1,312               2,720             (2,720) (3)          1,312
                                          --------            --------           --------            --------
                                            10,204               7,619             (7,619)             10,204
   Less: Treasury stock, at cost            (1,396)                (75)               (75) (3)         (1,396)
                                          --------            --------           --------            --------
     Total shareholders' equity              8,808               7,534             (7,544)              8,808
                                          --------            --------           --------            --------
       Total liabilities and
         shareholders' equity             $ 17,670            $ 18,263           $ (7,561)           $ 28,372
                                          ========            ========           ========            ========


  See notes to unaudited pro forma condensed consolidated financial information

                            CALLOWAY'S NURSERY, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE-MONTH PERIOD ENDED JUNE 30, 1999
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                               Historical         Historical             Pro             Pro Forma
                                               Calloway's         Cornelius             Forma         Calloway's with
                                                  (1)                (1)             Adjustments         Cornelius
                                               ----------         ----------         -----------      ---------------
Net sales                                       $ 26,137            $ 19,214           $    (10) (7)       $ 45,341
Cost of goods sold                                13,263              10,380                (10) (7)         26,112
                                                                                          2,479 (10)
                                                --------            --------           --------            --------
Gross profit                                      12,874               8,834             (2,479)             19,229
                                                --------            --------           --------            --------
Operating expenses                                 6,948               6,272                 --              13,220
Occupancy expenses                                 1,945                  81                 --               2,026
Advertising expenses                               1,294                 164                 --               1,458
Net interest expense (income)                        159                 135                329  (8)            623
Depreciation and amortization                        522                 152               (136) (9)            538
                                                --------            --------           --------            --------
Total expenses                                    10,868               6,804                193              17,865
                                                --------            --------           --------            --------
Income before provision for
  income taxes
                                                   2,006               2,030             (2,672)              1,365
Provision for income taxes                           833                 540               (846)(11)            525
                                                --------            --------           --------            --------
Net income
                                                $  1,173            $  1,490           $ (1,825)           $    839
                                                ========            ========           ========            ========

Calloway's EPS computations:
Income from continuing
  operations attributable to
  common shareholders                           $  1,173                                                   $    839
Weighted average number of
  common shares outstanding
  (basic)                                          5,557                                                      5,557
Basic EPS                                       $    .21                                                   $    .15
Income from continuing
  operations attributable to
  common shareholders                           $  1,173                                                   $    839
Weighted average number of
  common shares outstanding
  (diluted)                                        5,735                                                      5,735
Diluted EPS                                     $    .20                                                   $    .15


  See notes to unaudited pro forma condensed consolidated financial information

                            CALLOWAY'S NURSERY, INC.
            UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                               Historical         Historical             Pro             Pro Forma
                                               Calloway's         Cornelius             Forma         Calloway's with
                                                  (1)                (1)             Adjustments         Cornelius
                                               ----------         ----------         -----------      ---------------
Net sales                                       $ 27,069             21,638           $   (157)  (7)        48,550
Cost of goods sold                                14,874             15,353               (157)  (7)        30,070
                                                --------           --------           --------            --------
Gross profit                                      12,195              6,285                 --              18,480
                                                --------           --------           --------            --------
Operating expenses                                 8,041              7,255                 --              15,296
Occupancy expenses                                 2,773                162                 --               2,935
Advertising expenses                               1,366                237                 --               1,603
Net interest expense (income)                       (177)               235                383   (8)           441
Depreciation and amortization                        519                234              (213)   (9)           540
                                                --------           --------           --------            --------
Total expenses                                    12,522              8,123                170              20,815
                                                --------           --------           --------            --------
Income before provision for
   income taxes                                     (327)            (1,838)              (170)            (2,335)
Provision for income taxes                           (43)              (511)               (65) (11)          (619)
                                                --------           --------           --------            --------
Net income
                                                $   (284)          $ (1,327)          $   (105)           $ (1,716)
                                                ========           ========           ========            ========

Calloway's EPS computations:
Income (loss) from continuing
   operations attributable to
   common shareholders                          $   (284)                                                 $ (1,716)
Weighted average number of
   common shares outstanding
   (basic)                                         5,405                                                     5,405
Basic EPS                                       $   (.05)                                                 $   (.32)
Income (loss) from continuing
   operations attributable to
   common shareholders                          $   (284)                                                 $ (1,716)
Weighted average number of
   common shares outstanding
   (diluted)                                       5,405                                                     5,405
Diluted EPS                                     $   (.05)                                                 $   (.32)


  See notes to unaudited pro forma condensed consolidated financial information
                                       4

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

1. These columns represent historical financial position and results of operation.

2. This adjustment reflects the elimination of assets not acquired and liabilities not assumed in the Cornelius acquisition.

         Assets not acquired

                  Cash and cash equivalents                                    $ 1,548

                  Accounts receivable                                            2,611

                  Deferred income taxes (current)                                  111

                  Prepaids and other assets                                        119

                  Deferred income taxes (noncurrent)                               706

                  Other assets                                                   1,450
                                                                               -------
                  Total assets not acquired                                    $ 7,045
                                                                               =======

         Liabilities not assumed

                  Accounts payable                                             $ 3,120

                  Accrued expenses                                               2,079

                  Accrued income taxes                                             540

                  Current portion of long-term debt                                 94

                  Long-term debt, net of current portion                         4,886
                                                                               -------

                  Total liabilities not assumed                                $10,719
                                                                               =======

3. This adjustment reflects the elimination of Cornelius' shareholders' equity:

         Common stock                                                          $ 4,800

         Additional paid-in capital                                                 99

         Retained earnings                                                       2,720

         Treasury stock                                                            (75)
                                                                               -------
         Total shareholders' equity eliminated                                 $ 7,534
                                                                               =======

4. This adjustment reflects the Cornelius Acquisition (amounts in thousands):

         Consideration

                  Cash                                                         $ 8,500

                  Preferred stock, non-dividend, mandatory redemption

                    after five years                                             4,000

                  Acquisition costs (estimated)                                    440
                                                                               -------
                      Total consideration                                      $12,940
                                                                               =======

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


         Fair value of assets acquired (estimated)

                  Inventories                                                  $ 5,654

                  Property, plant and equipment                                 10,475
                                                                               -------

                      Total fair value of assets acquired                       16,129
                                                                               -------


         Excess fair value of assets acquired over consideration paid

           Applied to reduce cost basis of property, plant and equipment       $ 3,189
                                                                               =======

         Adjustments to carrying amount of assets acquired

                  Inventories:

                      Carrying amount                                          $ 7,951

                      Fair value acquired (estimated)                            5,654
                                                                               -------

                           Adjustment                                          $(2,297)
                                                                               =======

                  Property, plant and equipment:

                      Carrying amount                                          $ 3,767

                      Adjusted cost basis (estimated)                            7,286
                                                                               -------

                           Adjustment                                          $ 3,519
                                                                               =======


5. This adjustment reflects the financing of the cash portion of the consideration (amounts in thousands):

         Long-term note payable from a financial institution

                  Current portion                                              $   212

                  Long term portion                                              6,288
                                                                               -------
                      Total long-term note payable                               6,500


         Cash                                                                    2,000
                                                                               -------
         Total cash consideration                                              $ 8,500
                                                                               =======

6. This adjustment reflects the acquisition costs and proration of property taxes:

         Acquisition costs (estimated)

                  Paid                                                         $   238

                  Accrued                                                          202
                                                                               -------
                  Total acquisition costs                                      $   440
                                                                               =======

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


7.   This adjustment reflects the elimination of sales between Cornelius and
     Calloway's:

         Nine-month period ended June 30, 1999                                 $   10

         Year ended September 30, 1998                                         $  157

8. This adjustment reflects the elimination of Cornelius' net interest expense and the addition of interest expense on debt incurred to finance the Cornelius Acquisition:

         Nine-month period ended June 30, 1999

                  Net interest expense per historical results                      135

                  Pro forma interest expense                                       464
                                                                               -------

                  Adjustment to interest expense                               $   329
                                                                               =======


         Year ended September 30, 1998

                  Net interest expense per historical results                      235

                  Pro forma interest expense                                       618
                                                                               -------

                  Adjustment to interest expense                               $   383
                                                                               =======

9. This adjustment reflects the decrease in depreciation expense related to the change in cost basis of property, plant and equipment

         Nine-month period ended June 30, 1999

                  Depreciation expense per historical results                      152

                  Pro forma depreciation expense                                    16
                                                                               -------

                  Adjustment to depreciation expense                           $  (136)
                                                                               =======

         Year ended September 30, 1998

                  Depreciation expense per historical results                      234

                  Pro forma depreciation expense                                    21
                                                                               -------

                  Adjustment to depreciation expense                           $  (213)
                                                                               =======

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

10. This adjustment reflects the difference between the fair value of the acquired inventories and the amount recorded on Cornelius' books at September 21, 1999:

         Inventory per books                                                     8,133

         Fair value of inventories acquired                                      5,654
                                                                               -------

         Adjustment to cost of sales                                             2,479
                                                                               =======

11. This adjustment reflects the income tax effects of the adjustments made to the statements of operations:

                  Nine-month period ended June 30, 1999                        $  (846)
                                                                               =======

                  Year ended September 30, 1998                                $   (65)
                                                                               =======